Exhibit 99.2

                         STANDARD AUTOMOTIVE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              As of March 31, 2000
                                 (in thousands)

                                         Standard            Ranor                                  Airborne/Gear
                                        Automotive   -----------------------     -----        -------------------------
                                       Corporation   Results     Adjustments     Total        Results       Adjustments    Pro Forma
                                       -----------   -------     -----------     -----        -------       -----------    ---------
ASSETS

Cash and Marketable securities           $  3,238   $     --      $     --     $  3,238       $     17        $     --      $  3,255
Accounts receivable - net                  25,217         --            --       25,217          1,894              --        27,111
Inventories                                20,602         --            --       20,602          2,350              --        22,952
Other current assets                        2,037         --            --        2,037              4              --         2,041
                                         --------   --------      --------     --------       --------        --------      --------

       Total Current Assets                51,094         --            --       51,094          4,266              --        55,360

Property, plant and equipment - net        38,724         --            --       38,724          2,478           1,953(A)     43,155

Goodwill and other assets                  47,447         --            --       47,447             --           7,250(B)     54,697
                                         --------   --------      --------     --------       --------        --------      --------

       Total Assets                      $137,265   $     --      $     --     $137,265       $  6,743        $  9,203      $153,211
                                         ========   ========      ========     ========       ========        ========      ========

LIABILITIES

Short-term borrowings                    $  4,000         --            --     $  4,000       $    380       $     --       $  4,380
Accounts payable and accrued
   expenses                                21,488         --            --       21,488            363             --         21,851
Other current liabilities                  10,598         --            --       10,598            226             --         10,824
                                         --------   --------      --------     --------       --------        --------      --------

       Total Current Liabilities           36,086         --            --       36,086            968              --        37,054

Long-term debt                             64,261         --            --       64,261             --          14,631(C)     78,892
Other non-current liabilities                  --         --            --           --            347              --           347
Shareholders' equity                       36,918         --            --       36,918          5,428          (5,428)(D)    36,918
                                         --------   --------      --------     --------       --------        --------      --------

       Total Liabilities and
         Shareholders' equity            $137,265   $     --      $     --     $137,265       $  6,743        $  9,203      $153,211
                                         ========   ========      ========     ========       ========        ========      ========

     See Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheet.

1. The Unaudited Pro Forma Consolidated Condensed Balance Sheet was prepared to reflect the acquisitions as if they had occurred on March 31, 2000. The Company is currently reviewing the allocation of purchase price, which is subject to change. Outlined below are the pro forma adjustments for the periods presented:

(A)   Represents the write-up of PP&E to fair market value.
(B) Represents the estimated excess cost over net assets acquired plus financing fees.
(C)   Represents the debt incurred in financing the Airborne acquisition.
(D)   Represents the elimination of the acquired equity.

2. The Airborne acquisition also has potential earnouts estimated to be $3,600,000 based on defined EBITDA hurdles.

3. Ramor was purchased in June 1999. Ranor's Balance Sheet is included in Standard Automotive Corporation's March 31, 2000 Balance Sheet.

                         STANDARD AUTOMOTIVE CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                   For the Twelve Months Ended March 31, 2000
                    (in thousands, except per share amounts)

                                     Standard             Ranor                                  Airborne/Gear
                                    Automotive    ------------------------      ---------   -----------------------
                                    Corporation    Results     Adjustments        Total      Results    Adjustments      Pro Forma
                                    -----------   ---------    -----------      ---------   ---------   -----------      ---------
Revenues, net                        $ 159,476    $   3,930    $      --        $ 163,406   $   9,719    $      --       $173,125
Operating income                        14,647          733         (780)(A)       14,600       3,107       (2,764)(C)     14,942
Net income                           $   5,397    $     417    $    (445)(B)    $   5,369   $   2,083    $  (1,575)(B)   $  5,878
                                     =========    =========    =========        =========   =========    =========       ========
Preferred dividend                       1,160                                                                              1,160
Basic net income per share           $    1.17                                                                           $   1.30
                                     =========                                                                           ========
Diluted net income per share         $    1.11                                                                           $   1.21
                                     =========                                                                           ========
Basic weighted average number
       of shares outstanding             3,623                                                                              3,623
Diluted weighted average number
       of shares outstanding             4,867                                                                              4,867

  See Notes to Unaudited Pro Forma Consolidated Condensed Statement of Income.

1. The Unaudited Pro Forma Consolidated Condensed Statement of Income has been prepared to reflect the acquisitions as if they occurred April 1, 1999 and may not be indicative of the results had the acquisitions occurred on April 1, 1999. The Company is currently reviewing the allocation of purchase price, which is subject to change. Outlined below are the pro forma adjustments for the periods presented:

      (A) Represents pro forma expenses associated with the acquisition of Ranor on June 16, 1999, as outlined below:

            Additional interest expense associated with the acquisition of Ranor            $590,000
            Depreciation expense on the write-up of Ranor fixed assets to market value       155,000
            Amortization of incremental goodwill resulting from purchase of Ranor             35,000
                                                                                            --------
                                                                                            $780,000
                                                                                            ========

      (B)   Represents the estimated after tax effect of adjustments per notes
            (A) and (C).

      (C) Represents pro forma expenses associated with the acquisition of Airborne on April 26, 2000, as outlined below:

            Additional interest expense associated with the acquisition of Airborne       $ 1,683,000
            Allocation of goodwill to work in process inventory that was sold
              (based on preliminary allocation of purchase price)                             402,000
            Depreciation expense related to the write-up of Airborne fixed assets to
              market value (based on preliminary allocation of purchase price)                370,000
            Amortization of incremental goodwill resulting from purchase of Airborne
              (based on preliminary allocation of purchase price)                             298,000
            Amortization of financing costs over five years                                   257,000
            Net of non-recurring prior owners' compensation based on new employment
               agreements, offset by additional Corporate oversight expenses                 (246,000)
                                                                                          -----------
                                                                                          $ 2,764,000
                                                                                          ===========